UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(E)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

SPIRE INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
No fee required.
Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SPIRE INC. C/O COMPUTERSHARE TRUST, N.A. P.O. BOX 30170 COLLEGE STATION, TX 77842 Your Vote Counts! SPIRE INC. 2025 Annual Meeting Vote by January 29, 2025 11:59 PM ET. For the shares held in a Plan, vote by January 27, 2025 11:59 PM ET. V59629-P20240 You invested in SPIRE INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on January 30, 2025. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 16, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* January 30, 2025 8:30 a.m. CST Virtually at: www.virtualshareholdermeeting.com/SR2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors: Nominees for three-year term: 01) Carrie J. Hightman For 02) Paul D. Koonce 03) Brenda D. Newberry 2. Advisory nonbinding approval of resolution to approve compensation of our named executive officers. For 3. Approve the Spire 2025 Equity Incentive Plan. For 4. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accountant for the 2025 fiscal For year. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V59630-P20240